UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
August 2, 2019
Date of Report (Date of earliest event reported)

MODEL N, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35840	77-0528806
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Mariners Island Boulevard, Suite 300 San Mateo, California 94404
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 610-4600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00015 per share	MODN	New York Stock Exchange

Item 2.02.    Results of Operations and Financial Condition.

On August 6, 2019, the Company issued a press release announcing its financial results for the third quarter fiscal year 2019, which ended June 30, 2019. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

The information contained in this Item 2.02 of this current report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     On August 2, 2019, to further align incentives with those of stockholders, the Company’s board of directors amended the Company’s bonus plan, commencing with the current fiscal year, to provide for funding in the form of cash for up to an aggregate of 105% based on achievement of performance metrics and for funding in the form of RSUs for achievement above an aggregate of 105%, when applicable.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Description
99.1	Press Release entitled "Model N Announces Third Quarter of Fiscal Year 2019 Financial Results," dated August 6, 2019.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MODEL N, INC.
(Registrant)

By:	/s/ David Barter
David Barter
Senior Vice President and Chief Financial Officer
Date: August 6, 2019